OAK HALL(R) SMALL CAP CONTRARIAN FUND
--------------------------------------------------------------------------------
Two Portland Square
Portland, Maine 04101

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:

         Forum Financial Corp.
         Two Portland Square
         Portland, Maine 04101
         (207) 879-0001
         (800) 625-4255

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PROSPECTUS                                                     February 12, 1998
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This Prospectus  offers shares of the Oak Hall(R) Small Cap Contrarian Fund (the
"Fund"), which is a diversified portfolio of Forum Funds (the "Trust"), an open-end, management investment company. The investment objective of the Fund is to seek capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with small market capitalizations. Shares of the Fund are offered to investors without any sales charge.

This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor should know before investing. The Trust has filed a Statement of Additional Information dated February 12, 1998, as may be amended from time to time, with the Securities and Exchange Commission, which is available along with other related materials for reference on its Internet Web Site (http://www.sec.gov). The Statement of Additional Information contains more detailed information about the Fund and the Trust and is hereby incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting Shareholder Servicing at the address or phone number listed above.



Table of Contents
1.    Prospectus Summary...........................   2     5.    Purchases and Redemptions of Shares........    9
2.    Financial Highlights.........................   4     6.    Dividends and Tax Matters..................   13
3.    Investment Objective and Policies............   5     7.    Other Information..........................   14
4.    Management...................................   7



    Investors should read this Prospectus and retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.       PROSPECTUS SUMMARY

SUMMARY OF THE FUND

         INVESTMENT OBJECTIVE AND POLICIES. The Fund seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with small market capitalizations. A small capitalization company has a market capitalization of $1 billion or less at the time of the Fund's investment.
See "Investment Objective, Policies and Limitations."

     MANAGEMENT. Oak Hall(R) Capital Advisors, L.P. (the "Adviser") is the Fund's investment adviser and makes investment decisions for the Fund. Forum Financial Services, Inc., ("FFSI") distributes the Fund's shares, and Forum Administrative Services, LLC ("FAS") administers the Fund. See "Management" and " - Distribution."

         PURCHASES AND REDEMPTIONS. Shares of the Fund are offered at the next-determined net asset value without a sales charge to investors who plan to invest a minimum of $10,000 in the Fund directly and a $5,000 minimum initial investment on shares purchased through certain broker-dealers. Shares of the Fund may be redeemed from the Fund at their next-determined net asset value on any Business Day. See "Purchases and Redemptions of Shares."

     DIVIDENDS. Dividends representing the net investment income of the Fund are declared and paid at least annually. Net capital gains realized by the Fund, if any, also are distributed annually. Dividends and distributions are reinvested in additional shares of the Fund unless a shareholder elects to have them paid in cash. See "Dividends and Tax Matters."

         CERTAIN RISK FACTORS. There can be no assurance that the Fund will achieve its investment objective; the Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. An investment in the Fund may be an appropriate investment for investors willing to tolerate possibly significant fluctuations in the Fund's net asset value while seeking long-term returns that are potentially higher than market averages. A company's market capitalization is the total market value of its outstanding common stock. The securities of small capitalization companies typically are more thinly traded than those of larger companies. Small capitalization securities may have greater growth potential in the long-run than other types of securities. In the shorter term, however, the prices of small capitalization securities may fluctuate significantly in response to news about the company, the markets or the economy. See "Investment Objective, Policies and Limitations." The Fund is not intended to provide a complete or balanced investment program for all investors.

EXPENSES OF INVESTING IN THE FUND

         The purpose of the following table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. There are no transaction or sales charges associated with purchases and redemptions.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

   Advisory Fees (after fee waivers)..................................     0.75%
   12b-1 Fees.........................................................      None
   Other Expenses (after expense reimbursements)......................     0.75%
                                                                           -----
   Total Fund Operating Expenses (after expense reimbursements).......     1.50%

     As of the date of this prospectus, the Adviser has voluntarily undertaken to waive a portion of its fees and assume certain expenses of the Fund to the extent that total expenses exceed 1.50%. The expense amounts are based on actual amounts incurred during the Fund's most recent fiscal year ended March 31, 1997. Absent certain expense reimbursements and fee waivers, during the most recent fiscal year Investment Advisory Fees, Other Expenses, and Total Operating Expenses of the Fund would have been 0.75%, 2.16%, and 2.93%, respectively. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time. For a further description of the various costs and expenses incurred in the Fund's operation, see "Management."

EXAMPLE

         The following is a hypothetical example that indicates the dollar amount of expenses an investor would pay assuming a $1,000 investment, a 5% annual return, reinvestment of all dividends and distributions and full redemption at the end of each period:

                1 Year      3 Years      5 Years     10 Years
                ------      -------      -------     --------
                  $20         $63         $108         $233

The example is based on the expenses listed in the "Annual Fund Operating Expenses" table above. The 5% annual return is not a prediction of and does not represent the Fund's projected returns; rather it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN THOSE INDICATED.

2.       FINANCIAL HIGHLIGHTS

         The following represents selected data for a single share outstanding of the Fund for the periods indicated. The information for the periods ended March 31, 1997 and June 30, 1996, 1995 and 1994 was audited in connection with an audit of the Trust's financial statements by Deloitte & Touche, independent auditors. The financial statements and auditors' report thereon are contained in the Annual Report, which is incorporated by reference into the Statement of Additional Information. The information for the period ended June 30, 1993 was audited by other independent auditors. Further information about the Fund's performance is contained in the Annual Report, which may be obtained without charge by contacting the Fund's transfer agent.

                                                                OAK HALL SMALL CAP CONTRARIAN FUND
                                               ---------------------------------------------------------------------------
                                               NINE MONTHS       YEAR         YEAR          YEAR           PERIOD
                                                  ENDED          ENDED        ENDED         ENDED          ENDED
                                                MARCH 31,       JUNE 30,     JUNE 30,      JUNE 30,        JUNE 30,
                                                  1997           1996         1995           1994          1993(A)
                                             -------------- -------------- ------------- -------------- ---------------
    Net Asset Value, Beginning of Period          $13.61        $11.33        $12.55         $14.30          $10.00
                                             -------------- -------------- ------------- -------------- ---------------
    Investment Operations:
      Net Investment Income (Loss)                   (0.15)     (0.32)(b)     (0.03)(b)         (0.09)        _
      Net Realized and Unrealized Gain
          (Loss) on Investments                        0.34          2.60        (0.10)         (0.52)            4.31
                                             --------------- ------------- ------------- -------------- ---------------
    Total from Investment Operations                   0.19          2.28        (0.13)         (0.61)            4.31
    Distributions From:
      Net Realized Gain on Investments             _              _              (1.09)         (1.14)          (0.01)
                                             --------------- ------------- ------------- -------------- ---------------
    Net Asset Value, End of Period                   $13.80        $13.61        $11.33         $12.55          $14.30
                                             =============== ============= ============= ============== ===============
    Total Return                                   1.40%(c)        20.12%       (1.07%)        (5.14%)       45.12%(d)
    Ratio/Supplementary Data:
    Net Assets at End of Period
       (000's omitted)                              $7,310        $12,257       $16,399        $35,470         $12,581
     Ratios to Average Net Assets:
      Expenses Including
          Reimbursement/Waiver                     2.00%(d)         2.00%         2.00%          2.01%        1.23%(d)
      Expenses Excluding
          Reimbursement/Waiver                     2.93%(d)         2.44%            _%          2.17%        5.91%(d)
      Net Investment Income (Loss)
          Including Reimbursement/Waiver         (1.13%)(d)       (1.14%)        (.23%)         (.96%)      (0.07%)(d)
    Average Commission Rate (e)                     $0.0673       $0.0601           N/A            N/A             N/A
    Portfolio Turnover Rate                          95.05%       157.01%       115.33%        168.61%         187.94%

(a)      The Fund commenced operations on July 13, 1992.
(b)      Calculated using the weighted average shares outstanding.
(c)      Not annualized.
(d)      Annualized.
(e) Amount represents the average commission per share paid to brokers on the purchase or sale of equity securities.

3.       INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to seek capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with small market capitalizations. Except during periods when the Fund assumes a temporary defensive position, the Fund will have at least 65% of its total assets invested in common stock and securities convertible into common stock. There can be, of course, no assurance that the Fund will achieve its investment objective.

         The Fund intends to invest principally in small capitalization companies that, in the view of the Adviser, are temporarily out of favor or simply undiscovered yet possess upside growth potential coupled with attractive valuations. The Adviser seeks to identify and invest in companies it believes have a minimum of downside risk and whose stock is selling at a substantial discount from previous peak prices. In addition, the Adviser seeks to invest in companies whose fundamental attributes, in the Adviser`s opinion, are improving but whose improvement has not been fully recognized by the investment community. In the vernacular of investment management the Adviser would be characterized as a small cap value contrarian manager. In seeking investment opportunities, the Adviser relies primarily on a company by company analysis (rather than broader analysis of industry or economic trends) with the bulk of the research being done in-house. The Fund may invest in the securities of issuers in any industry, but the Adviser emphasizes investments in those industries for which the Adviser believes the economic cycle is improving or where the economic cycle has less impact. While the stocks of the companies the Adviser normally focuses on are actively traded, the Fund may purchase the shares of small companies whose stock is less actively traded and which have greater appreciation potential and a correspondingly higher level of risk and volatility than larger companies whose shares are actively traded. The securities in which the Fund invests may be traded on securities exchanges or in the over-the-counter exchanges.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, including convertible debt and convertible preferred stock. The Fund will invest only in convertible debt that is rated "B" or higher by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P") and in preferred stock that is rated b or "B" or higher by S&P. The Fund may purchase unrated convertible securities if the Adviser determines the security is comparable in credit quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. Securities in the lowest permissible rating categories are characterized by Moody's as generally lacking characteristics of a desirable investment and by S&P as being predominantly speculative. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interests of the Fund. A further description of the various rating categories is included in the Statement of Additional Information.

ADDITIONAL INVESTMENT POLICIES

         FOREIGN SECURITIES. The Fund may invest up to 30% of the value of its total assets in securities of foreign issuers, in American Depositary Receipts ("ADRs") and in securities denominated in foreign currencies (collectively, "foreign securities"). Investments in foreign securities involve certain risks, such as exchange rate fluctuations, political or economic instability of the issuer or the country of issue and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. Securities registration, custody and settlements of foreign securities may in some instances be subject to delays and legal and administrative uncertainties. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations denominated in U.S. dollars. Foreign securities and their markets may not be as liquid as domestic securities and their markets, and foreign brokerage commissions and custody fees are generally higher than those in the United States. In addition, less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to its permitted investments in foreign securities, currently the Fund limits the amount of its assets that may be invested in one country or denominated in one currency (other than the U.S. dollar) to 25%. The Fund may invest in sponsored and unsponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

         The Fund may utilize foreign currency forward contracts in order to hedge against uncertainty in the level of future foreign exchange rates. The Fund will not enter into these contracts for speculative purposes. These contracts involve an obligation to purchase or sell a specific currency at a specified future date, usually less than one year from the date of the contract, at a specified price. The Fund may enter into foreign currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. These contracts involve a risk of loss if the Adviser fails to predict currency values correctly and also involve similar risks to those described under "Hedging Strategies." The Fund may also buy and sell foreign currency options and other derivatives, foreign currency futures contracts and options on those futures contracts. See "Hedging Strategies."

         TEMPORARY DEFENSIVE POSITION. When the Adviser believes that business or financial conditions warrant, the Fund may assume a temporary defensive position. For temporary defensive purposes, the Fund may invest without limit in cash or in investment grade cash equivalents, including: (1) short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities ("U.S. Government Securities"); (2) prime quality certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States; (3) prime quality commercial paper; and (4) repurchase agreements covering any of the securities in which the Fund may invest directly, and, subject to the limits of the Investment Company Act of 1940 (the "Investment Company Act,"), money market mutual funds. During periods when and to the extent that the Fund has assumed a temporary defensive position, it is not pursuing its investment objective.

GENERAL

         PORTFOLIO TRANSACTIONS. The frequency of portfolio transactions (the portfolio turnover rate) will vary from year to year depending on market conditions. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Short-term trading may increase the Fund's rate of turnover, which results in higher total brokerage costs for the Fund. An annual turnover rate of 100% would occur, for example, if all of the securities in the Fund were replaced once in a one-year period. The Adviser weighs the anticipated benefits of short-term investments against these consequences.

         The Fund has no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Consistent with its policy of obtaining the best net results, the Fund may conduct brokerage transactions through certain affiliates of the Adviser. The Trust's Board of Trustees has adopted policies to ensure that these transactions are reasonable and fair and that the commissions charged are comparable to those charged by non-affiliated qualified broker-dealers.

         CHANGES IN INVESTMENT OBJECTIVE AND POLICIES. The Fund's investment objective is a fundamental policy and, along with any other fundamental policies of the Fund, may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. A majority of the Fund's outstanding voting securities means the lesser of 67% of the shares of the Fund present or represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented or more than 50% of the outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Fund are not fundamental and may be changed by the Board of Trustees without shareholder approval. A further description of the Fund's investment policies is contained in the Statement of Additional Information.

     INVESTMENT LIMITATIONS. The Fund has adopted the following investment limitations which, except for No. (5), are fundamental policies. Additional fundamental and nonfundamental limitations are listed in the Statement of Additional Information. The Fund may not:

     (1) Borrow money, except the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets.

     (2) Make loans to other persons except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

     (3) Purchase the securities of issuers (other than U.S. Government Securities) conducting their business activity in the same industry if, immediately after such purchase, the value of investments in such industry would comprise 25% or more of the value of the Fund's total assets.

     (4) Purchase a security if, as a result (a) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (b) the Fund would own more than 10% of the outstanding voting securities of a single issuer. This limitation applies only with respect to 75% of the Fund's total assets and does not apply to U.S. Government Securities.

     (5) Invest more than 15% of its net assets in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

     If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or redemptions of Fund shares will not be considered a violation of the limitation.

4.       MANAGEMENT

         The business of the Trust is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Fund and generally meets quarterly to review the results of the Fund, monitor investment practices and discuss other matters affecting the Fund and the Trust.

INVESTMENT ADVISER

         Oak Hall(R) Capital Advisors, L.P. is the investment adviser of the Fund under an Investment Advisory Agreement with the Trust. Subject to the general control of the Board of Trustees, the Adviser makes investment decisions for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to receive an advisory fee, accrued daily and payable monthly, at an annual rate of 0.75% of the Fund's average daily net assets. The Adviser, in its sole discretion, may waive all or any portion of its advisory fee. Any waiver would have the effect of increasing the Fund's yield for the period during which the waiver was in effect and would not be recouped by the Adviser at a later date.

         Ed Cimilluca, Co-Chief Executive of the Adviser, has been the Fund's co-portfolio manager since January 1, 1997. Prior to his association with the Adviser, Mr. Cimilluca was Director of Research at J. & W. Seligman and, prior thereto, was a Managing Director of Lehman Brothers, Inc. Mr. Cimilluca has approximately 25 years in the investment business. His approach to investing is consistent with the Fund's emphasis on value investing in out-of-favor sectors of the market.

     John W. Morosani, Co-Chief Executive of the Adviser, also has been the Fund's co-portfolio manager since January 1, 1997. Prior to his association with the Adviser, Mr. Morosani was Director of Research at S. G. Warburg & Co., Inc. and, prior thereto, was an Associate Director at C. J. Lawrence, Inc. Mr. Morosani has approximately 20 years in the investment business. His approach to investing is consistent with the Fund's emphasis on value investing in out-of-favor sectors of the market.

     The Adviser, which is located at 122 East 42nd Street, 24th Floor, New York, New York 10168, is a registered investment adviser and provides investment management services to pension plans, endowment funds, institutional and individual  accounts.  As of the  date  of  this  Prospectus,  the  Adviser  had approximately $135 million of assets under management. The Adviser was incorporated under the laws of the State of New York in 1984 and is a wholly owned subsidiary of American Securities Holding Corporation ("ASHC"). ASHC is wholly owned by a trust, the beneficiaries of which are members of the William Rosenwald family.

ADMINISTRATION

         On behalf of the Fund, the Trust has entered into an Administration Agreement with FAS. Under this agreement, FAS is responsible for the supervision of the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay), providing the Trust with general office facilities and providing persons satisfactory to the Board of Trustees to serve as officers of the Trust. For these services, FAS is entitled to receive a fee computed and paid monthly at an annual rate of 0.25% of the Fund's average daily net assets. Like the Adviser, FAS, in its sole discretion, may waive all or any portion of its fees. FAS was organized under the laws of the State of Delaware on December 29, 1995 and, as of the date of this Prospectus, FAS and FFSI provided management, administrative and distribution services to registered investment companies and collective investment funds with assets of approximately $32 billion.

DISTRIBUTION

         FFSI is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc.

SHAREHOLDER SERVICES

         The Trust has adopted a shareholder services plan for the Fund providing that the Trust may obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust has authorized Forum to enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services for Fund shareholders not otherwise provided by the Trust's transfer agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the Fund shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

         Among the  services  provided  by  shareholder  servicing  agents  are:
answering customer inquiries regarding account matters; assisting shareholders in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of the Trust, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing subaccounting services for Fund shares held beneficially; and providing such other services as the Trust or a shareholder may request.

TRANSFER AGENT

         The Trust has entered into a Transfer Agency Agreement with Forum Financial Corp. (the "Transfer Agent") under which the Transfer Agent acts as the Fund's transfer agent and dividend disbursing agent. The Transfer Agent maintains for each shareholder of record, an account (unless such accounts are maintained by sub-transfer agents) to which all shares purchased are credited, together with any distributions that are reinvested in additional shares. The Transfer Agent also performs other transfer agency functions and acts as dividend disbursing agent for the Trust. Under an agreement with the Trust, Forum Accounting Services, LLC ("FAcS") performs portfolio accounting services for the Fund, including determination of the Fund's net asset value. As of the date of this Prospectus, FAS, FFSI, the Transfer Agent and FAcS were each controlled by

John Y. Keffer, President and Chairman of the Trust and were located at Two Portland Square, Portland, Maine 04101.

EXPENSES OF THE TRUST

     The Adviser has voluntarily undertaken to assume certain Fund expenses (or waive its fees). This undertaking is designed to place a maximum limit on expenses (including all fees to be paid to the Adviser but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary xpenses) of 1.50% of the Fund's average daily net assets. Fee waivers are voluntary and may be reduced or eliminated at any time.

5.       PURCHASES AND REDEMPTIONS OF SHARES

GENERAL

         PURCHASES. Investments in the Fund may be made by an investor either directly or through certain brokers and financial institutions of which the investor is a customer. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and charge a fee for certain shareholder services, although no such fees are currently contemplated.

         Fund shares may be purchased at their net asset value next determined without a sales charge on any weekday except days when the New York Stock Exchange (the "Exchange") is closed, normally, New Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas ("Business Day"). See "Other
Information - Determination of Net Asset Value." Fund shares are issued immediately after an order for the shares in proper form is received by the Transfer Agent. The Fund's net asset value is calculated as of the close of the Exchange (normally, 4:00 p.m., Eastern time) on each Business Day. Fund shares become entitled to receive dividends on the next Business Day after the order is accepted.

         The Adviser and the Trust reserve the right to reject any subscription for the purchase of Fund shares and may, in the Adviser's discretion, accept portfolio securities in lieu of cash as payment for Fund shares. Share certificates are issued only to shareholders of record upon their written request, and no certificates are issued for fractional shares.

         REDEMPTIONS. Fund shares may be redeemed without charge on any Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed at the Fund's net asset value next determined following receipt by the Transfer Agent of the redemption order in proper form (and any supporting documentation that the Transfer Agent may require). Shares redeemed are not entitled to receive dividends declared after the day on which the redemption becomes effective.

         Normally, redemption proceeds are paid immediately, but in any event within seven days, following receipt of a redemption order in proper form by the Transfer Agent. Redemption proceeds, however, are not paid unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. Redemption rights may not be suspended nor may payment dates be postponed except when the Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the Securities and Exchange Commission.

         Redemption proceeds normally are paid in cash. Payments may be made wholly or partially in portfolio securities, however, if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's net assets, whichever is less, during any 90-day period.

     The Trust and its Transfer Agent employ reasonable procedures to insure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes). If the Trust and Transfer Agent did not employ such procedures, either could be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, these requests may be mailed or hand-delivered to the Transfer Agent.

         Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60-days' written notice, all shares in any Fund account with an aggregate net asset value of less than $10,000 ($2,000 for IRAs).

PURCHASE AND REDEMPTION PROCEDURES

         The following purchase and redemption procedures and shareholder services apply to investors who invest in the Fund directly. These investors may open an account by completing the application at the back of this Prospectus or by contacting the Transfer Agent at the address on the first page of this prospectus. For shareholder services described in this Prospectus but not referenced on the account application or to change information regarding a shareholder's account (such as addresses), investors should request an Optional Services Form from the Transfer Agent.

         There is a $10,000 minimum for initial investments in the Fund and a $5,000 minimum for subsequent purchases, except for individual retirement accounts (see "Individual Retirement Accounts"). There is a $5,000 minimum initial investment on purchases made through certain broker-dealers.

INITIAL PURCHASE OF SHARES

         BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Fund at the address on the first page of this prospectus. Checks are accepted at full value subject to collection. If a check does not clear, the purchase order will be canceled, and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or FFSI.

         BANK WIRE. To make an initial investment in the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Fund at 1-800-625-4255 or the Transfer Agent at 207-879-0001 to obtain an account number for an initial investment. The investor should then instruct a member commercial bank to wire the money immediately to:

         BankBoston
         Boston, Massachusetts
         ABA # 011000390
         For Credit to:  Forum Financial Corp.
                  Account # 541-54171
                  Oak Hall Small Cap Contrarian Fund
                  (Investor's Name)
                  (Investor's Account Number)

         The investor should then promptly complete and mail the account application. Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished the same day. An investor's bank may impose a charge for transmitting the money by bank wire, and there also may be a charge for use of federal funds. The Trust does not charge investors for the receipt of wire transfers.

         THROUGH BROKERS AND OTHER FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through brokers and other financial institutions that have entered into sales agreements with Forum. These institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Trust. The Trust is not responsible for the failure of any institution to promptly forward these requests or otherwise carry out its obligations to its customers.

         Investors who purchase shares through a financial institution may be charged a fee if they effect transactions in Fund shares through the institution and are subject to the procedures of their financial institution, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their financial institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase Fund shares in this manner may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. Under their arrangements with the Trust, broker-dealers are not generally required to deliver payment for purchase orders until several business days after a purchase order has been received by the Fund. Certain other institutions may also enter purchase orders with payment to follow.

         Certain shareholder services may not be available to shareholders who have purchased shares through an institution. These shareholders should contact their institution for further information. The Trust may confirm purchases and redemptions of an institution's customers directly to the institution, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the institution and its customers. The Trust is not responsible for the failure of any institution to carry out its obligations to its customers. Certain states permit Fund shares to be purchased and redeemed only through registered broker-dealers, including the Fund's distributor.

SUBSEQUENT PURCHASES OF SHARES

         Subsequent purchases may be made by sending a bank wire or by mailing a check as indicated above. Shareholders using the wire system for subsequent purchases should first telephone the Fund at 1-800-625-4255 or the Transfer Agent at 207-879-0001 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

         Automatic Investment. Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution that is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in a Fund monthly or quarterly. Shareholders wishing to participate in this program may obtain the applicable forms from the Transfer Agent. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.

REDEMPTION OF SHARES

         Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

         REDEMPTION BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any share certificate that was issued to the shareholder. All share certificates submitted for redemption, and all written requests for redemption, must be endorsed by the shareholder with signature guaranteed.

         TELEPHONE REDEMPTION. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling the Fund at 1-800-625-4255 or the Transfer Agent at 207-879-0001. Shareholders must provide the Transfer Agent with the shareholder's account number, the exact name in which the shares are registered, and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. Shares for which certificates have been issued may not be redeemed by telephone.

         BANK WIRE REDEMPTION. For redemption of more than $10,000, a shareholder who has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by federal funds account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day the redemption request in proper form is received by the Transfer Agent.

         AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds are sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution that is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.

         OTHER REDEMPTION MATTERS. To protect shareholders and the Fund against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (1) any endorsement on a share certificate; (2) written instruction to redeem shares whose value exceeds $50,000; (3) instructions to change a shareholder's record name; (4) redemption in an account in which the account address or account registration has changed within the last 30 days; (5) redemption proceeds to be sent to other than the address of record, preauthorized bank account, or preauthorized brokerage firm account; (6) redemption proceeds to be paid to someone other than the record owners or to an account with a different registration; or (7) change of automatic investment or redemption, dividend election, telephone redemption option election or any other option election in connection with the shareholder's account.

         Signature guarantees may be provided by any eligible institution acceptable to the Transfer Agent, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed. A notarized signature is not sufficient.

         The Transfer Agent may deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, all distributions on the account are reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested, and the checks will be canceled.

INDIVIDUAL RETIREMENT ACCOUNTS

         A single Fund should not be considered as a complete investment vehicle for the assets held in individual retirement accounts. The Fund may be a suitable investment for assets held in a traditional or Roth individual retirement account (collectively, "IRAs"). An IRA account application form may be obtained by contacting the Trust at 1-800-625-4255 or its Transfer Agent at 207-879-0001. For a traditional IRA, generally, all contributions are tax-deductible, and investment earnings are tax-deferred until withdrawn. The deduction on contributions to a traditional IRA is reduced, however, if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels. Contributions to a Roth IRA are taxable, but generally investment earnings grow tax-free. Individuals may make IRA contributions of up to a maximum of $2,000 annually. The Fund's minimum initial investment for investors opening an IRA or investing through their own IRA is $2,000, and its minimum subsequent investment is $250.

An employer may also contribute to an individual's IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to the employee's IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect to contribute to the employee's IRA 2% of the lesser of the employee's earned income or $150,000. The foregoing discussion regarding IRAs is based on regulations in effect as of January 1, 1998 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.

6.       DIVIDENDS AND TAX MATTERS

DIVIDENDS

         Dividends of the Fund's net investment income are declared and paid annually. Any net capital gain realized by the Fund also are distributed annually. Shareholders may choose either to have dividends reinvested in additional Fund shares or paid in cash and, similarly, may have capital gain distributions reinvested in additional Fund shares or paid in cash. For a brief summary of the tax treatment of dividends and distributions paid by the Fund, see "Taxes". All dividends and distributions are reinvested in additional shares unless another option is selected. Income dividends are reinvested at the Fund's net asset value as of the last day of the period with respect to which the dividends are paid, and capital gain is reinvested at the Fund's net asset value on the payment date for the capital gain. Cash payments may be made more than seven days following the date on which dividends would otherwise be reinvested.

TAXES

         The Fund qualified for its last fiscal year as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to continue to so qualify each fiscal year so long as such qualification is determined to be in the best interest of Fund shareholders. As a regulated investment company, the Fund will not be liable for federal income and excise taxes on the net investment income and capital gains distributed to its shareholders in accordance with the applicable Code provisions. The Fund intends to distribute all of its net income and net capital gains each year. Accordingly, the Fund should thereby avoid all federal income and excise taxes.

         Dividends paid by the Fund out of its net investment income (including realized net short term capital gain) are taxable to Fund shareholders as ordinary income notwithstanding that such dividends are reinvested in additional Fund shares. Distributions of any net long-term capital gains realized by the Fund are taxable to the shareholders as long-term capital gain, regardless of the length of time a shareholder may have held Fund shares at the time of distribution. A portion of the Fund's dividends may qualify for the dividends-received deduction available to corporations.

         If a shareholder holds shares for six months or less and during that period receives a distribution taxable as a long-term capital gain, any loss realized on the sale of his shares during that six-month period would be a long-term loss to the extent of the distribution. Distributions to shareholders are treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional Fund shares.

         Any dividend or distribution received by a shareholder on Fund shares will have the effect of reducing the net asset value of his or her shares by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after a shareholder's purchase of shares, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above.

         The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital-gain distributions and redemptions) paid to a non-corporate shareholder unless such shareholder certifies in writing that the social security or tax identification number provided is correct and that the shareholder is not subject to backup withholding for prior underreporting to the Internal Revenue Service.

         Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each year.

7.       OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE

         The Trust determines the net asset value per share of the Fund as of 4:00 p.m., Eastern time, on each Business Day by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. Securities owned by the Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by procedures approved by the Board of Trustees. Purchases and redemptions are effected at the net asset value next determined following the receipt of any purchase or redemption order as described under "Purchases and Redemptions of Shares."

THE TRUST AND ITS SHARES

         The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust under the name Forum Funds. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares. Currently the authorized shares of the Trust are divided into 22 separate series. Prior to November 25, 1996, the Fund was a separate portfolio, Oak Hall(R) Equity Fund, of Stone Bridge Funds, Inc., a Maryland corporation. On February 14, 1998, the Fund's name was changed to the Oak Hall(R) Small Cap Contrarian Fund.

         Each share of each fund of the Trust and, for funds with multiple classes, each class of shares, has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that certain expenses such as expenses related to the distribution of shares and certain other expenses such as transfer agency and administration expenses) are borne solely by a fund or class. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the fund or class and other matters for which separate class voting is appropriate under applicable law. Generally, shares are voted in the aggregate without reference to a particular fund or class, except if the matter affects only one fund or class (or voting by fund or class is required by law), shares will vote separately by fund or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A fund shareholder is entitled to the shareholder's pro rata share of all dividends and distributions arising from that fund's assets and, upon redeeming shares, will receive the portion of the fund's net assets represented by the redeemed shares.

         From time to time, certain shareholders may own a large percentage of the Fund's shares. In that event, those shareholders may be able to greatly affect or determine the outcome of a shareholder vote.

         YEAR 2000 COMPLIANCE. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers to the Fund do not properly process and calculate date-related information and data from and after January 2000. The Adviser has taken steps to address the Year 2000 issue with respect to the computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. The Adviser does not anticipate that the move to the Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels.

PERFORMANCE INFORMATION

     The Fund's performance may be quoted in advertising in terms of yield or total return. Performance calculations are based on the Fund's historical results and are not intended to indicate future performance. Yield is a way of showing the rate of income earned on the Fund's investments as a percentage of the Fund's share price. To calculate yield, the interest income the Fund has earned from its portfolio of investments for a 30-day period (net of expenses) is divided by the average number of shares entitled to receive dividends and expressed the result as an annualized percentage rate based on the Fund's share price at the beginning of the period. Total return shows the Fund's overall change in value, including changes in share price and assuming all the Fund's distributions are reinvested. Cumulative total return reflects the Fund's performance over a stated period of time. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that these returns are not the same as actual year-by-year returns. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

         The Fund's advertisements may refer to ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or CDA/Weisenberger. In addition, the Fund's performance may be compared to recognized indices or market performance. Comparative material found in the Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.


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                      OAK HALL(R) SMALL CAP CONTRARIAN FUND



                                   Prospectus

                                February 12, 1998








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